© Fifth Third Bancorp | All Rights Reserved © Fifth Third Bancorp | All Rights Reserved Annual Meeting of Shareholders April 16, 2024

© Fifth Third Bancorp | All Rights Reserved • Call to Order • Introductions • Matters to be Acted Upon 1. Nomination and Election of Directors 2. Ratification of the Selection of Auditors 3. Approval of Company’s Compensation of its Named Executive Officers 4. Approval of the Fifth Third Bancorp 2024 Incentive Compensation Plan 5. Approval of the Fifth Third Bancorp 2024 Employee Stock Purchase Plan • Business Update • Announcement of Voting Results on All Matters Presented • Question and Answer Session • Adjournment Annual Meeting of Shareholders April 16, 2024 Agenda 2

© Fifth Third Bancorp | All Rights Reserved 1 Non-GAAP; See discussion of non-GAAP reconciliation beginning on page 27 of the 4Q23 earnings release Achieving strong performance in a dynamic environment 3 Stability Profitability Growth 1.13% 14.2% (Full Year 2023) 59.6% Return on average assets Return on average common equity Efficiency ratio 1 72% 10.3% +5% Loan-to-core deposit ratio CET1 Deposit growth +100 bps vs. 2022 Average 4Q23 vs. 4Q22 +11% 37 +3% New quality relationships New financial centers Household growth Includes 34 in southeast markets vs. 2022 Middle market vs. 2022 Positioned to generate long-term sustainable value to shareholders despite the environment

Leading to top returns for our shareholders

Total shareholder return

#1 in both a low-rate and rising rate environment

	1 Year 2023		3 Year 2021 - 2023		5 Year 2019 - 2023	
1	FITB	10%	FITB	40%	FITB	79%
2	Peer 1	5%	Peer 5	34%	Peer 5	76%
3	Peer 2	3%	Peer 11	24%	Peer 2	58%
4	Peer 3	(2%)	Peer 3	19%	Peer 8	40%
5	Peer 4	(5%)	Peer 4	16%	Peer 4	36%
6	Peer 5	(6%)	Peer 2	16%	Peer 11	32%
7	Peer 6	(6%)	Peer 9	14%	Peer 6	27%
8	Peer 7	(9%)	Peer 6	12%	Peer 10	23%
9	Peer 8	(11%)	Peer 8	6%	Peer 1	16%
10	Peer 9	(11%)	Peer 1	5%	Peer 3	12%
11	Peer 10	(12%)	Peer 10	1%	Peer 7	5%
12	Peer 11	(40%)	Peer 7	(12%)	Peer 9	3%

Dividends declared per common share growth



+13% 5-year CAGR
#2 among peers[1]
$0.74
$0.94
$1.08
$1.14
$1.26
$1.36
2018
2019
2020
2021
2022
2023

#1 total shareholder return among regional banks in 2023[2]

4

© Fifth Third Bancorp | All Rights Reserved

Source: Bloomberg; [1]Excludes FCNCA due to participation in an FDIC assisted transaction; [2]Results reflect regional banks above $75 billion in assets that did not participate in an FDIC assisted transaction.

Delivering innovations that empower customers

Momentum Banking and Jeanie


Fifth Third
Momentum® Banking

1.3M

Momentum Households

~55% of total consumer

- Fifth Third Momentum Banking Customer Experience received ***Outstanding Implementation of Digital CX Initiative by a Team - USA*** by The Digital Banker in 2022


Digital CX Awards 2022
WINNER
OUTSTANDING IMPLEMENTATION OF DIGITAL CX INITIATIVE BY A TEAM - USA
FIFTH THIRD BANK

- **Jeanie®, Fifth Third's artificial intelligence-powered digital assistant,** leverages natural language understanding and large language models to facilitate ~200K customer interactions per month

Treasury Management


Treasury Management
Services

Top 5 market share across several TM product categories[1]

Managed Services

Led by **Expert AP, Expert AR, Cash Logistics,** and the recent acquisition of **Big Data Healthcare**

BIG DATA HEALTHCARE

Embedded Payments

The acquisition of **Rize Money** accelerated the launch of **newline™**, our embedded payments business newline™ by Fifth Third

RIZE

Fintech offerings


DIVIDEND

#2 residential solar national market share


Provide

#2 practice finance national market share

- Provide named ***one of the World's Most Innovative Companies*** by Fast Company

FAST COMPANY

5

© Fifth Third Bancorp | All Rights Reserved

[1] *Source: 2022 Cash Management Services Survey administered by EY*

© Fifth Third Bancorp | All Rights Reserved Dedicated to strengthening our communities Improving the well-being of our communities Key highlights We have delivered more than $35 billion of our $100 billion sustainability and stewardship target, to be achieved through 2030 $35.3 million in charitable donations to support communities Surpassed our $2.8 billion commitment to accelerate inclusion delivering $3.7 billion to our communities Exceeded our $180 million goal providing $199 million in investment to Neighborhood Investment Programs in nine majority-Black communities 6

© Fifth Third Bancorp | All Rights Reserved Strengthening our culture and employee connections National recognition 7

© Fifth Third Bancorp | All Rights Reserved Friday, April 19, 2024 9:00 AM ET First quarter 2024 earnings conference call The conference call will be webcast live and may be accessed through the Fifth Third Investor Relations website at ir.53.com 8

© Fifth Third Bancorp | All Rights Reserved If you were unable to submit a question through the virtual meeting or have additional questions after the meeting, please send an email to Investor Relations at ir.53.com Question & answer session 9

© Fifth Third Bancorp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. All statements other than statements of historical fact are forward-looking statements. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) deteriorating credit quality; (2) loan concentration by location or industry of borrowers or collateral; (3) problems encountered by other financial institutions; (4) inadequate sources of funding or liquidity; (5) unfavorable actions of rating agencies; (6) inability to maintain or grow deposits; (7) limitations on the ability to receive dividends from subsidiaries; (8) cyber-security risks; (9) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (10) failures by third-party service providers; (11) inability to manage strategic initiatives and/or organizational changes; (12) inability to implement technology system enhancements; (13) failure of internal controls and other risk management programs; (14) losses related to fraud, theft, misappropriation or violence; (15) inability to attract and retain skilled personnel; (16) adverse impacts of government regulation; (17) governmental or regulatory changes or other actions; (18) failures to meet applicable capital requirements; (19) regulatory objections to Fifth Third’s capital plan; (20) regulation of Fifth Third’s derivatives activities; (21) deposit insurance premiums; (22) assessments for the orderly liquidation fund; (23) weakness in the national or local economies; (24) global political and economic uncertainty or negative actions; (25) changes in interest rates and the effects of inflation; (26) changes and trends in capital markets; (27) fluctuation of Fifth Third’s stock price; (28) volatility in mortgage banking revenue; (29) litigation, investigations, and enforcement proceedings by governmental authorities; (30) breaches of contractual covenants, representations and warranties; (31) competition and changes in the financial services industry; (32) potential impacts of the adoption of real-time payment networks; (33) changing retail distribution strategies, customer preferences and behavior; (34) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (35) potential dilution from future acquisitions; (36) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (37) results of investments or acquired entities; (38) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (39) inaccuracies or other failures from the use of models; (40) effects of critical accounting policies and judgments or the use of inaccurate estimates; (41) weather-related events, other natural disasters, or health emergencies (including pandemics); (42) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; (43) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases; and (44) Fifth Third’s ability to meet its environmental and/or social targets, goals and commitments. You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law, and we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisos that apply to a given piece of information in one part of this press release should be read as applying mutatis mutandis to every other instance of such information appearing herein. Copies of those filings are available at no cost on the SEC’s website at www.sec.gov or on our website at www.53.com. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures on pages 27 through 29 of our 4Q23 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures. 10